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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 29, 1996 included in AMTROL Inc.'s Form 10-K for the year ended December 31, 1995 and to all references to our firm included in this registation statement.

                                          Arthur Andersen LLP

Boston Massachusetts
December 9, 1996